                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT
                         Pursuant to Section 13 or 15(d)
                                     of the
                         Securities Exchange Act of 1934


                        Date of Report (date of earliest
                       event reported): November 12, 1998



                            Moyco Technologies, Inc.
             ------------------------------------------------------
             (Exact Name of Registrant as specified in its charter)




        Pennsylvania                    0-4123                 23-1697233
----------------------------         ------------           -------------------
(State or other jurisdiction         (Commission            (I.R.S. Employer
    of incorporation)                File Number)           Identification No.)



                  200 Commerce Drive, Montgomeryville, PA 18936
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Registrant's telephone number, including area code:   215-855-4300
                                                    ----------------


                                      None
         -------------------------------------------------------------
         (Former name or former address, if changed since last report)
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Item 5.  Other Matters

         On October 20, 1998, The Nasdaq Stock Market approved the application of Moyco Technologies, Inc. (the "Company"), to transfer the listing of its securities from The Nasdaq National Market to The Nasdaq SmallCap Market. The transfer will not have an effect on the ability of Moyco's shareholders to trade their shares of the Company's stock.

         The foregoing is a summary of the press release which is attached as Exhibit A to this report and is incorporated herein by reference. The foregoing description does not purport to be complete and is qualified in its entirety by reference to Exhibit A.

SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

                                        MOYCO TECHNOLOGIES, INC.


                                    By: /s/ Marvin E. Sternberg
                                        --------------------------------------
                                        Marvin E. Sternberg
                                        President and Chief Executive Officer

Date: November 12, 1998



                                   Page 2 of 2
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News Release
October 20, 1998
Contact: Joseph Sternberg

                     Moyco to Transfer Common Stock Listing
                            to Nasdaq SmallCap Market

Moyco Technologies, Inc. (Nasdaq; MOYC), a Montgomeryville, PA manufacturer of professional dental supplies and precision abrasives will transfer its common stock listing from the Nasdaq National Market to the Nasdaq SmallCap Market. The Nasdaq Stock Market has approved Moyco's securities for listing on the Nasdaq SmallCap Market. This market includes smaller emerging growth companies.

Commenting on the action, Marvin Sternberg, CEO and President, stated, "We have decided to move our common stock listing from the Nasdaq National Market to the Nasdaq SmallCap Market. Since Moyco is a micro-cap company, we believe that it is in the best interests of shareholders to list the common stock in this market. The listing on the Nasdaq SmallCap will more easily allow investors to compare Moyco to similar companies with lower market caps and comparable financial data. We will also benefit from savings related to annual maintenance fees."

Moyco is in compliance with all Nasdaq SmallCap listing maintenance requirements and has been advised that the transfer will be effective immediately. The transfer should allow Moyco to maintain market makers, common stock liquidity and coverage by the financial community. The transfer will not effect trading of Moyco common stock and the ticker symbol for Moyco will remain MOYC.

Some statements contained in this release are forward looking and subject to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. These forward-looking statements are subject to certain risks and uncertainties that could cause actual results to differ materially from historical and anticipated results or other expectations expressed herein.

END